UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2023
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2023, the Remuneration and Nomination Committee (the “Remuneration Committee”) of the Board of Directors of Krispy Kreme, Inc. (the “Company”) approved forms of equity award agreements under its 2021 Omnibus Incentive Plan.

The form of Restricted Stock Unit Agreement allows for grants to the Company’s directors and named executive officers of restricted stock units (“RSUs”) that vest as follows: (i) sixty percent (60%) of the RSUs vest on the third (3rd) anniversary of the vesting commencement date, (ii) twenty percent (20%) of the RSUs vest on the fourth (4th) anniversary of the vesting commencement date; and (iii) twenty percent (20%) of the RSUs vest on the fifth (5th) anniversary of the vesting commencement date, subject to the participant remaining in continuous service with the Company and its affiliates through such vesting date. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The form of Performance-Based Restricted Stock Unit Agreement allows for grants to the Company’s named executive officers of performance-based restricted stock units that vest on the date or dates established by the Remuneration Committee, subject to the achievement of the applicable performance goals established by the Remuneration Committee and the participant remaining in continuous service with the Company and its affiliates through such vesting date. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Performance-Based Restricted Stock Unit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The form of Option Agreement allows for grants to the Company’s named executive officers of non-qualified stock options that vest in full on the third anniversary of the agreement’s effective date, subject to the participant remaining in continuous service with the Company and its affiliates through such vesting date. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Option Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement
10.2	Form of Performance-Based Restricted Stock Unit Agreement
10.3	Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: February 8, 2023

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer